U.S. Securities and Exchange Commission
                           Washington, D.C.  20549

                                  Form 8-K
                                Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  July 12, 2004
Commission file number               0-9577

              Champion American Energy Reserves, Inc.
               (Exact name of small business issuer
                    as specified in its charter)

         Florida                                87-0294391
(State or other jurisdiction of     (IRS Employer Identification No.)
incorporation or organization)

               4257 Panorama Drive, Holladay, Utah 84124
               (Address of principal executive offices)

                              801-272-0691
                       (Issuer's telephone number)

                          Wallstreet-Review, Inc.
                  4701 N. Federal Highway, Suite 370, B-9
                     Lighthouse Point, Florida 33064
            (Former name, former address, and former fiscal year,
                    if changed since last report)



ITEM 5.   OTHER EVENTS

On July 12, 2004, the name of the Company was changed from Wallstreet-
Review, Inc. to Champion American Energy Reserves, Inc.   Additionally,
on August 11, 2004, the Company effectuated a 100-1 reverse stock split reducing the issued and outstanding common shares from 29,097,377 to 290,877.

                    SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Champion American Energy Reserves, Inc.
Date: September 21, 2004

By: /s/ Ray Broadbent
    -----------------------------
       Ray Broadbent, President,




DNVR1:60210788.04